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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  July 19, 2002
                                 Date of Report
                        (Date of earliest event reported)



                           Castle Dental Centers, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                     001-13263                  76-0486898
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)

                           3701 Kirby Drive, Suite 550
                              Houston, Texas 77098
          (Address of principal executive offices, including zip code)


                                 (713) 490-8400
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        (Former name and former address,
                          if changed since last report)


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Item 1.  Changes in Control of Registrant.

         Since June 2000, the Company has been in default under:

..    its bank credit agreement (the "Old Credit Agreement") with its senior secured lenders (the "Senior Secured Lenders");

..    its senior subordinated notes and subordinated convertible notes (the
     "Senior Subordinated Notes") issued to Heller Financial, Inc. ("Heller") and Midwest Mezzanine Fund II, L.P. ("Midwest," and, collectively with Heller, the "Senior Subordinated Lenders"); and

..    its subordinated notes and other subordinated indebtedness issued to various sellers of dental practices to the Company (collectively, the "Old Notes").

         On July 19, 2002, the Company entered into a restructuring (the "Restructuring") with its Senior Secured Lenders and its Senior Subordinated Lenders regarding the debt outstanding under the Old Credit Agreement, the Senior Subordinated Notes and the Old Notes. Pursuant to the Restructuring, the Company has:

..    exchanged 32,002 shares of Convertible Preferred Stock, Series A-1, par value $.001 per share ("Series A-1 Stock"), for $3,624,771 in aggregate principal and interest of its Old Notes;

..    exchanged 179,280 shares of Series A-1 Stock for $17,928,000 in aggregate principal and interest of the Senior Subordinated Notes;

..    amended and restated the Old Credit Agreement;

..    issued warrants to purchase 60,859 shares of Convertible Preferred Stock,
     Series A-2, par value $.001 per share ("Series A-2 Stock"), to the Senior Secured Lenders;

..    borrowed $1,700,000 from the Senior Subordinated Lenders and James M. Usdan
     (collectively with the Senior Subordinated Lenders, the "New Money
     Lenders");

..    issued convertible notes with an aggregate principal amount of $1,700,000 evidencing the amount borrowed from the New Money Lenders which notes are initially convertible into 3,105,618 shares of the Company's common stock, par value $.001 per share ("Common Stock"); and

..    issued warrants to purchase 17,974,062 shares of Common Stock to the New
     Money Lenders.

         Heller exchanged $11,952,000 in aggregate principal and interest of Senior Subordinated Notes for 119,520 shares of Series A-1 Stock. In its capacity as Senior Secured Lender, Heller was issued warrants to purchase 10,984 shares of Series A-2 Stock in exchange for entering into the amendment and restatement of the Old Credit Agreement. In addition, Heller loaned $500,000 to the Company in exchange for a $500,000 note initially convertible into 913,417 shares of Common Stock and warrants to purchase 5,286,489 shares of Common Stock. Heller financed this loan with its working capital.

         Midwest exchanged $5,976,000 in aggregate principal and interest of Senior Subordinated Notes for 59,760 shares of Series A-1 Stock. Midwest also loaned $500,000 to the


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Company in exchange for a $500,000 note initially convertible into 913,417 shares of Common Stock and warrants to purchase 5,286,489 shares of Common Stock. Midwest financed this loan with its working capital.

         James M. Usdan, the Company's Chief Executive Officer, loaned $700,000 to the Company in exchange for a $700,000 note initially convertible into 1,278,784 shares of Common Stock and a warrant to purchase 7,401,084 shares of Common Stock. Mr. Usdan financed this loan with personal funds.

         Each share of Series A-1 Stock and Series A-2 Stock is currently convertible into 182.7 shares of Common Stock and, once issued, votes on an "as converted" basis on all matters submitted to the holders of Common Stock of the Company. Holders of Series A-1 Stock, voting separately as a class, are entitled to elect a majority of the directors of the Company. Heller's 119,520 shares of Series A-1 Stock currently represent approximately 48.5% of the Company's outstanding voting stock and Midwest's 59,760 shares of Series A-1 Stock currently represent approximately 24.3% of the Company's outstanding voting stock.

         If Heller's convertible note were converted into Common Stock, its warrant to purchase Common Stock were exercised in full, and its warrant to purchase Series A-2 Stock were exercised in full, Heller would be able to cast 30,040,825 votes on all matters submitted to stockholders for a vote. If Midwest's convertible note were converted into Common Stock and its warrant to purchase Common Stock were exercised in full, Midwest would be able to cast 17,117,068 votes on all matters submitted to stockholders for a vote. The 6,417,206 shares of Common Stock and 211,282 shares of Series A Stock currently outstanding have the aggregate ability to cast 45,014,928 votes on all matters submitted to stockholders for a vote.

         In connection with the Restructuring, the Company and the New Money Lenders entered into an Investor Agreement (the "Investor Agreement") which provides that the Company's Board of Directors will consist of five persons and that Heller is entitled to designate two directors, Midwest is entitled to designate one director, and the Chief Executive Officer of the Company will serve as a director. Pursuant to the Investor Agreement, Heller has designated Ira Glazer and Midwest has designated Paul Kreie to serve on the Company's Board of Directors. In addition, Mr. Usdan, the Company's Chief Executive Officer and a current director, and Edward Kuntz have been designated to serve on the Company's Board of Directors pursuant to the Investor Agreement. Heller will designate a fifth director to serve on the Company's Board of Directors by October 2, 2002. Robert J. Cresci, G. Kent Kahle and Emmett E. Moore have resigned as directors of the Company effective on the tenth day following the mailing of an information statement ("Information Statement") required by
Section 14(f) of the Securities Exchange Act of 1934 to the stockholders of the Company. The Board of Directors has appointed the designees described above to the Board of Directors of the Company to fill the positions vacated by the three resigning directors effective on the tenth day following the mailing of the Information Statement to the stockholders of the Company.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable to this filing.


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Item 3.  Bankruptcy or Receivership.

         Not applicable to this filing.

Item 4.  Changes in Registrant's Certifying Accountants.

         Not applicable to this filing.

Item 5.  Other Events.

         Not applicable to this filing.

Item 6.  Resignation of Registrant's Directors.

         Not applicable to this filing.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Business Acquired.

         Not applicable to this filing.

(b)      Pro Forma Financial Information.

         Not applicable to this filing.

(c)      Exhibits.

         3.1 Certificate of Designations, Preferences and Rights of Series A-1 Convertible Preferred Stock and Series A-2 Convertible Preferred Stock of Castle Dental Centers, Inc.

         3.2  Amended and Restated Bylaws

         10.1 Second Amended and Restated Credit Agreement among Castle Dental Centers, Inc., Bank of America, N.A. and the Lenders dated as of July 19, 2002

         10.2 Form of Warrant Agreement among the Company and the Lenders

         10.3 Senior Subordinated Note and Warrant Purchase Agreement dated as of July 19, 2002, among Castle Dental Centers, Inc., Heller Financial, Inc., Midwest Mezzanine Fund II, L.P., and James M. Usdan

         10.4 Form of Warrant Agreement among the Company and the New Money Lenders


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         10.5 Form of Convertible Note among the Company and the New Money
              Lenders

         10.6 Subordination and Intercreditor Agreement dated July 19, 2002, by and among Heller Financial, Inc., Midwest Mezzanine Fund II, L.P., James M. Usdan, Castle Dental Centers, Inc., Castle Dental Centers of California, L.L.C., Castle Dental Centers of Florida, Inc., Castle Dental Centers of Tennessee, Inc., Castle Dental Centers of Texas, Inc., Dentcor, Inc., CDC of California, Inc., Castle Texas Holdings, Inc. and Academy for Dental Assistants, Inc.


         10.7 Senior Subordinated Note and Subordinated Convertible Note Exchange Agreement dated as of July 19, 2002 among Castle Dental Centers, Inc., Heller Financial, Inc. and Midwest Mezzanine Fund II, L.P.

         10.8 Stockholders Agreement by and among Castle Dental Centers, Inc., Bank of America Strategic Solutions, Inc., FSC Corp., Amsouth Bank, Heller Financial, Inc., Midwest Mezzanine Fund II, L.P., and James M. Usdan

         10.9 Investors Agreement, dated as of July 19, 2002, by and among Castle Dental Centers, Inc., Heller Financial, Inc., Midwest Mezzanine Fund II, L.P., and James M. Usdan

        10.10 Registration Rights Agreement dated July 19, 2002

        10.11 Form of Exchange Agreement with Holders of Seller Notes

        10.12 Forbearance Agreement dated as of July 17, 2002, by and between Leon D. Roisman, D.M.D, Leon D. Roisman, D.M.D, Inc., Roisman Acquisition Company, CDC of California, Inc. and Castle Dental Centers of California, L.L.C.

        10.13 Settlement Agreement between Jack H. Castle, D.D.S. and the Estate of Jack H. Castle, D.D.S., Castle Dental Centers, Inc., Castle Dental Centers of Texas, Inc., Castle Dental Associates of Texas, P.C., Castle Interests, Ltd., and Loretta M. Castle

        10.14 Severance Agreement between Jack H. Castle, Jr., the Company, Goforth, Inc. and Castle 1995 Gift Trust

        10.15 Castle Dental Centers 2002 Stock Option Plan

        10.16 Employment Agreement by and between James M. Usdan and the
              Company

        99.1 Copy of Castle Dental Centers, Inc.'s Press Release dated July 23, 2002

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Item 8.  Change in Fiscal Year.

         Not applicable to this filing.

Item 9.  Regulation FD Disclosure.

         Not applicable to this filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CASTLE DENTAL CENTERS, INC.

                                         By:    /s John M. Slack
                                              ---------------------------------
Dated:  August 5, 2002                         John M. Slack
                                               Senior Vice President and Chief
                                               Administrative Officer


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                                  EXHIBIT INDEX

Exhibits

          3.1 Certificate of Designations, Preferences and Rights of Series A-1 Convertible Preferred Stock and Series A-2 Convertible Preferred Stock of Castle Dental Centers, Inc.

          3.2  Amended and Restated Bylaws

          10.1 Second Amended and Restated Credit Agreement among Castle Dental Centers, Inc., Bank of America, N.A. and the Lenders dated as of July 19, 2002

          10.2 Form of Warrant Agreement among the Company and the Lenders

          10.3 Senior Subordinated Note and Warrant Purchase Agreement dated as of July 19, 2002, among Castle Dental Centers, Inc., Heller Financial, Inc., Midwest Mezzanine Fund II, L.P., and James M. Usdan

          10.4 Form of Warrant Agreement among the Company and the New Money Lenders

          10.5 Form of Convertible Note among the Company and the New Money Lenders

          10.6 Subordination and Intercreditor Agreement dated July 19, 2002, by and among Heller Financial, Inc., Midwest Mezzanine Fund II, L.P., James M. Usdan, Castle Dental Centers, Inc., Castle Dental Centers of California, L.L.C., Castle Dental Centers of Florida, Inc., Castle Dental Centers of Tennessee, Inc., Castle Dental Centers of Texas, Inc., Dentcor, Inc., CDC of California, Inc., Castle Texas Holdings, Inc. and Academy for Dental Assistants, Inc.


          10.7 Senior Subordinated Note and Subordinated Convertible Note Exchange Agreement dated as of July 19, 2002 among Castle Dental Centers, Inc., Heller Financial, Inc. and Midwest Mezzanine Fund II, L.P.

          10.8 Stockholders Agreement by and among Castle Dental Centers, Inc., Bank of America Strategic Solutions, Inc., FSC Corp., Amsouth Bank, Heller Financial, Inc., Midwest Mezzanine Fund II, L.P., and James M. Usdan

          10.9 Investors Agreement, dated as of July 19, 2002, by and among Castle Dental Centers, Inc., Heller Financial, Inc., Midwest Mezzanine Fund II, L.P., and James M. Usdany and among Castle Dental Centers, Inc., Heller Financial, Inc., Midwest Mezzanine Fund II, L.P., and James M. Usdan

          10.10 Registration Rights Agreement dated July 19, 2002

          10.11 Form of Exchange Agreement with Holders of Seller Notes


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         10.12 Forbearance Agreement dated as of July 17, 2002, by and between
               Leon D. Roisman, D.M.D, Leon D. Roisman, D.M.D, Inc., Roisman Acquisition Company, CDC of California, Inc. and Castle Dental Centers of California, L.L.C.

         10.13 Settlement Agreement between Jack H. Castle, D.D.S. and the Estate of Jack H. Castle, D.D.S., Castle Dental Centers, Inc., Castle Dental Centers of Texas, Inc., Castle Dental Associates of Texas, P.C., Castle Interests, Ltd., and Loretta M. Castle

         10.14 Severance Agreement between Jack H. Castle, Jr., the Company, Goforth, Inc. and Castle 1995 Gift Trust

         10.15 Castle Dental Centers 2002 Stock Option Plan

         10.16 Employment Agreement by and between James M. Usdan and the
               Company

         99.1 Copy of Castle Dental Centers, Inc.'s Press Release dated July 23, 2002

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